EX 99.1

Oakwood Mortgage Investors, Inc.  1999-A
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:                     Fiscal Year 1999


Note: This fiscal year-end series report, reports information on the assets included in OMI Trust 1999-A as of the end of the prepayment period that began on September 1, 1998 and ended on September 30, 1999 and as of the end of the collection period that began on September 2, 1998 and ended on October 1, 1999. Accordingly, the information presented with regard to the certificates reflects information as of the close of business on October 15, 1999, which is the distribution date on which collections made and losses incurred during such prepayment period and collection period were passed through to certificateholders






                                                Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal          Scheduled           Prepaid               Liquidated            Contracts               Principal
Balance            Principal           Principal             Principal             Repurchased             Balance
------------------------------------------------------------------------------------------------------------------------------

   351,290,125.16   (3,545,693.64)       (18,720,373.69)        (5,934,072.91)           0.00              323,089,984.92
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------

   Scheduled                               Scheduled                                                      Amount
   Gross             Servicing             Pass Thru                  Liquidation         Reserve         Available for
   Interest          Fee                   Interest                   Proceeds            Fund Draw       Distribution
------------------------------------------------------------------------------------------------------------------------------


   24,196,423.74      2,529,995.18          21,666,428.56          5,713,304.64             0.00          52,175,795.71
==============================================================================================================================

---------------------------------------------------
        Limited             Total
        Guarantee           Distribution
--------------------------------------------------


          0.00        52,175,795.71
==================================================


                                                 Certificate Account
------------------------------------------------------------------------------------------------------------------------------

   Beginning                  Deposits                                              Investment            Ending
    Balance        Principal              Interest            Distributions         Interest              Balance
------------------------------------------------------------------------------------------------------------------------------

           0.00       27,505,810.89     21,591,575.36        (47,819,130.05)         62,660.88          1,340,917.08
==============================================================================================================================




                          P&I Advances at Distribution Date
-------------------------------------------------------------------------------

  Beginning              Recovered             Current             Ending
   Balance                Advances            Advances            Balance
-------------------------------------------------------------------------------



         0.00           6,953,429.90      8,686,841.71         1,733,411.81
===============================================================================

Oakwood Mortgage Investors, Inc.  1999-A
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:       Fiscal Year 1999



                            Gross Repossessions           Repo Properties Brought              Net Current Repos
                                                          Current by Borrower
                    #       Principal Balance          #  Principal Balance                  # Principal Balance
                 -------------------------------------------------------------------------------------------------


Jan-99              4              124,817.94          0           0.00                       4        124,817.94
Feb-99             11              398,476.61          0           0.00                      14        504,992.13
Mar-99             16              499,539.11          0           0.00                      22        355,067.79
Apr-99             23              811,182.64          0           0.00                      25        450,762.70
May-99             30            1,078,844.21          0           0.00                      30      1,203,199.83
Jun-99             36            1,196,959.52          0           0.00                      36      1,093,544.94
Jul-99             53            1,870,758.53          0           0.00                      58      1,920,392.38
Aug-99             64            2,324,576.63          0           0.00                      34      1,229,486.97
Sep-99             74            2,800,426.51          0           0.00                      28      1,060,882.52
                 -------------------------------------------------------------------------------------------------

Total of month
end balance       311           11,105,581.70          0           0.00                     251      7,943,147.20
                 =================================================================================================
Average month
end balance        35            1,233,953.52          0           0.00                      28        882,571.91
                 =================================================================================================


                           Aggregate Repo Properties in
                           Trust at Month-End
                        #  Principal Balance
                   -------------------------------

Jan-99                  4          124,817.94
Feb-99                 18          629,810.07
Mar-99                 40          984,877.86
Apr-99                 65        1,435,640.56
May-99                 95        2,638,840.39
Jun-99                131        3,732,385.33
Jul-99                189        5,652,777.71
Aug-99                223        6,882,264.68
Sep-99                251        7,943,147.20
                   -------------------------------

Total of month
end balance         1,016       30,024,561.74
                   ===============================
Average month
end balance           113         3,336,062.42
                   ===============================

Oakwood Mortgage Investors, Inc.  1999-A
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:             Fiscal Year 1999



                                                                Delinquency Analysis

                                         31 to 59 days                  60 to 89 days
                            No. of       Principal                        Principal
                            Loans         Balance             #           Balance
                       -------------------------------------------------------------------

                Jan-99        97          3,737,421.99        5           270,053.72
                Feb-99       134          5,482,052.83       43         1,886,368.55
                Mar-99       103          4,275,318.88       43         1,673,224.26
                Apr-99       138          5,544,778.21       33         1,336,103.98
                May-99       182          7,609,859.46       60         2,475,620.79
                Jun-99       143          5,372,799.26       73         2,864,850.47
                Jul-99       156          5,644,438.02       64         2,434,201.89
                Aug-99       164          6,669,911.76       71         2,598,016.38
                Sep-99       183          6,762,538.96       66         2,807,978.52
                       -------------------------------------------------------------------

Total of month
end balance                1,300         51,099,119.37      458        18,346,418.56
                       ===================================================================
Average month
end balance                  144          5,677,679.93       51         2,038,490.95
                       ===================================================================


                                     90 days and Over             Total Delinq.
                                     Principal                    Principal
                                  #  Balance                  #   Balance
                               ---------------------------------------------------


                Jan-99            0            0.00          102      4,007,475.71
                Feb-99            6      350,953.05          183      7,719,374.43
                Mar-99           23      991,249.09          169      6,939,792.23
                Apr-99           43    1,679,491.72          214      8,560,373.91
                May-99           49    1,692,240.59          291     11,777,720.84
                Jun-99           71    2,938,110.84          287     11,175,760.57
                Jul-99          105    4,419,667.06          325     12,498,306.97
                Aug-99          126    5,272,881.60          361     14,540,809.74
                Sep-99          159    6,484,519.85          408     16,055,037.33
                             ----------------------------------------------------

Total of month
end balance                     582   23,829,113.80        2,340     93,274,651.73
                               ====================================================
Average month
end balance                      65    2,647,679.31          260     10,363,850.19
                               ====================================================



Oakwood Mortgage Investors, Inc.  1999-A
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:         Fiscal Year 1999

REPOSSESSION LIQUIDATION REPORT
See Monthly Investor Report for Detail

    Prepayment     Liquidated Principal    Sales             Insur.             Total          Repossession
      Period            Balance           Proceeds           Refunds           Proceeds          Expenses
--------------------------------------------------------------------------------------------------------------

Jan-99                          0.00               0.00              0.00               0.00             0.00
Feb-99                    230,721.60         230,721.60              0.00         230,721.60             0.00
Mar-99                    652,416.55         649,203.55            231.61         649,435.16         9,917.00
Apr-99                    551,156.22         551,156.22              0.00         551,156.22             0.00
May-99                    935,052.82         935,052.82              0.00         935,052.82             0.00
Jun-99                    974,004.40         980,164.96          3,656.50         983,821.46        50,452.50
Jul-99                  1,236,653.53       1,231,320.56          4,516.41       1,235,836.97        49,028.00
Aug-99                    775,127.06         769,467.02          1,756.02         771,223.04        24,583.00
Sep-99                    578,940.73         590,489.42         10,404.08         600,893.50        31,866.30

                   ===========================================================================================
Total                   5,934,072.91       5,937,576.15         20,564.62       5,958,140.77       165,846.80
                   ===========================================================================================



              Net                                                    Net               Current
Prepayment    Liquidation       Unrecov.       FHA Insurance         Pass Thru         Period Net         Cumulative
 Period       Proceeds          Advances         Coverage            Proceeds          Gain/(Loss)       Gain/(Loss)
----------------------------------------------------------------------------------------------------------------------

Jan-99                0.00           0.00                0.00                0.00                0.00
Feb-99          230,721.60           0.00                0.00          230,721.60                0.00
Mar-99          639,518.16         588.86                0.00          638,929.30          (13,487.25)
Apr-99          551,156.22           0.00                0.00          551,156.22                0.00
May-99          935,052.82           0.00                0.00          935,052.82                0.00
Jun-99          933,368.96      13,294.55                0.00          920,074.41          (53,929.99)
Jul-99        1,186,808.97      15,004.84                0.00        1,171,804.13          (64,849.40)
Aug-99          746,640.04       8,016.51                0.00          738,623.53          (36,503.53)
Sep-99          569,027.20      42,084.57                0.00          526,942.63          (51,998.10)

      ==================================================================================================================
Total         5,792,293.97      78,989.33                0.00        5,713,304.64         (220,768.27)     (220,768.27)
      ==================================================================================================================


Oakwood Mortgage Investors, Inc.  1999-A
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:                             Fiscal Year 1999

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                             Original              Beginning             Beginning              Current
                Cert.                       Certificate           Certificate            Carryover             Principal
                Class                        Balances              Balances              Principal            Distribution
-------------------------------------------------------------------------------------------------------------------------------


A-1                                       50,200,000.00         50,200,000.00                   0.00        17,774,679.87
A-1 Outstanding Writedown                                                0.00

A-2                                       44,300,000.00         44,300,000.00                   0.00                 0.00
A-2 Outstanding Writedown                                                0.00

A-3                                       22,800,000.00         22,800,000.00                   0.00                 0.00
A-3 Outstanding Writedown                                                0.00

A-4                                       53,193,000.00         53,193,000.00                   0.00                 0.00
A-4 Outstanding Writedown                                                0.00

A-5                                      100,000,000.00        100,000,000.00                   0.00        10,425,460.21
A-5 Outstanding Writedown                                                0.00

M-1                                       22,834,000.00         22,834,000.00                   0.00                 0.00
M-1 Outstanding Writedown                                                0.00

M-2                                       17,564,000.00         17,564,000.00                   0.00                 0.00
M-2 Outstanding Writedown                                                0.00

B-1                                       15,808,000.00         15,808,000.00                   0.00                 0.00
B-1 Outstanding Writedown                                                0.00

B-2                                       24,591,125.00         24,591,125.00                   0.00                 0.00
B-2 Outstanding Writedown                                                0.00
                                                        ------------------------------------------------------------------

                                                               351,290,125.00                   0.00        28,200,140.08
                                                        ==================================================================




                                       Accelerated              Ending                                     Ending
 Cert.                                 Principal             Carryover            Writedown            Certificate
 Class                                Distribution           Principal             Amounts               Balances
-------------------------------------------------------------------------------------------------------------------


A-1                                          0.00                 0.00                 0.00          32,425,320.13
A-1 Outstanding Writedown                                                              0.00                   0.00

A-2                                          0.00                 0.00                 0.00          44,300,000.00
A-2 Outstanding Writedown                                                              0.00                   0.00

A-3                                          0.00                 0.00                 0.00          22,800,000.00
A-3 Outstanding Writedown                                                              0.00                   0.00

A-4                                          0.00                 0.00                 0.00          53,193,000.00
A-4 Outstanding Writedown                                                              0.00                   0.00

A-5                                          0.00                 0.00                 0.00          89,574,539.79
A-5 Outstanding Writedown                                                              0.00                   0.00

M-1                                          0.00                 0.00                 0.00          22,834,000.00
M-1 Outstanding Writedown                                                              0.00                   0.00

M-2                                          0.00                 0.00                 0.00          17,564,000.00
M-2 Outstanding Writedown                                                              0.00                   0.00

B-1
B-1 Outstanding Writedown                    0.00                 0.00                 0.00          15,808,000.00
                                                                                       0.00                   0.00
B-2
B-2 Outstanding Writedown                    0.00                 0.00                 0.00          24,591,125.00
                                                                                       0.00                   0.00
                           ----------------------------------------------------------------------------------------

                                             0.00                 0.00                 0.00         323,089,984.92
                           ========================================================================================






                                                          Principal Paid
 Cert.                                  Pool              Per $1,000
 Class                                  Factor            Denomination
-----------------------------------------------------------------------------


A-1                                      64.59227%             354.08
A-1 Outstanding Writedown                     0.00               0.00

A-2                                     100.00000%               0.00
A-2 Outstanding Writedown                     0.00               0.00

A-3                                     100.00000%               0.00
A-3 Outstanding Writedown                     0.00               0.00

A-4                                     100.00000%               0.00
A-4 Outstanding Writedown                     0.00               0.00

A-5                                      89.57454%             104.25
A-5 Outstanding Writedown                     0.00               0.00

M-1                                     100.00000%               0.00
M-1 Outstanding Writedown                     0.00               0.00

M-2                                     100.00000%               0.00
M-2 Outstanding Writedown                     0.00               0.00

B-1
B-1 Outstanding Writedown               100.00000%               0.00
                                              0.00               0.00
B-2
B-2 Outstanding Writedown               100.00000%               0.00
                                              0.00               0.00
                                   -----------------

                                                8.54
                                   =================

(1) This represents the amount of losses on the assets that were allocated to reduce the outstanding principal balance of the certificates in accordance with the applicable pooling and servicing agreement.




Oakwood Mortgage Investors, Inc.  1999-A
Oakwood Acceptance Corp. - Servicer
Fiscal Year Ended Series Report
Reporting:                         Fiscal Year 1999


CERTIFICATE INTEREST ANALYSIS



           Certificate                Remittance       Beginning          Current                Total                    Interest
              Class                      Rate           Balance           Accrual                 Paid                    Shortfall
                                    ------------------------------------------------------------------------------------------------

A-1                                Various Rate           0.00         1,636,037.75           1,636,037.75                     0.00
A-1  Carryover Interest                   0.00            0.00                                        0.00                     0.00
A-1  Writedown Interest                   0.00            0.00                                        0.00                     0.00

A-2                                   5.89000%            0.00         1,956,952.53           1,956,952.53                     0.00
A-2  Carryover Interest                   0.00            0.00                                        0.00                     0.00
A-2  Writedown Interest                   0.00            0.00                                        0.00                     0.00

A-3                                   6.09000%            0.00         1,041,390.00           1,041,390.00                     0.00
A-3  Carryover Interest                   0.00            0.00                                        0.00                     0.00
A-3  Writedown Interest                   0.00            0.00                                        0.00                     0.00

A-4                                   6.65000%            0.00         2,653,000.92           2,653,000.92                     0.00
A-4  Carryover Interest                   0.00            0.00                                        0.00                     0.00
A-4  Writedown Interest                   0.00            0.00                                        0.00                     0.00

A-5                                   6.34000%            0.00         4,509,642.08           4,509,642.08                     0.00
A-5  Carryover Interest                   0.00            0.00                                        0.00                     0.00
A-5  Writedown Interest                   0.00            0.00                                        0.00                     0.00

M-1                                   6.86000%            0.00         1,174,809.33           1,174,809.33                     0.00
M-1  Carryover Interest                   0.00            0.00                                        0.00                     0.00
M-1  Writedown Interest                   0.00            0.00                                        0.00                     0.00

M-2                                   7.69000%            0.00         1,013,003.73           1,013,003.73                     0.00
M-2  Carryover Interest                   0.00            0.00                                        0.00                     0.00
M-2  Writedown Interest                   0.00            0.00                                        0.00                     0.00

B-1                                   8.53000%            0.00         1,011,316.77           1,011,316.77                     0.00
B-1  Carryover Interest                   0.00            0.00                                        0.00                     0.00
B-1  Writedown Interest                   0.00            0.00                                        0.00                     0.00

B-2                                   7.95000%            0.00         1,466,245.80           1,466,245.80                     0.00
B-2  Carryover Interest                   0.00            0.00                                        0.00                     0.00
B-2  Writedown Interest                   0.00            0.00                                        0.00                     0.00

X                                                         0.00         5,204,029.81           4,983,261.54               220,768.27

R                                                         0.00                 0.00                   0.00                     0.00

Service Fee                                               0.00         2,529,995.18           2,529,995.18 (1)                 0.00
                                               -------------------------------------------------------------------------------------

                                                          0.00        24,196,423.90          23,975,655.63               220,768.27
                                               =====================================================================================






                                                       Interest Paid
      Certificate                       Ending           Per $1,000                    Cert.                 TOTAL
         Class                         Balance          Denomination                  Class              DISTRIBUTION
                           ------------------------------------------------------------------------------------------------


A-1                                        0.00             32.59                       A-1                  19,410,717.62
A-1  Carryover Interest                    0.00              0.00
A-1  Writedown Interest                    0.00              0.00

A-2                                        0.00             44.18                       A-2                   1,956,952.53
A-2  Carryover Interest                    0.00              0.00
A-2  Writedown Interest                    0.00              0.00

A-3                                        0.00             45.68                       A-3                   1,041,390.00
A-3  Carryover Interest                    0.00              0.00
A-3  Writedown Interest                    0.00              0.00

A-4                                        0.00             49.88                       A-4                   2,653,000.92
A-4  Carryover Interest                    0.00              0.00
A-4  Writedown Interest                    0.00              0.00

A-5                                        0.00             45.10                       A-5                  14,935,102.29
A-5  Carryover Interest                    0.00              0.00
A-5  Writedown Interest                    0.00              0.00

M-1                                        0.00             51.45                       M-1                   1,174,809.33
M-1  Carryover Interest                    0.00              0.00
M-1  Writedown Interest                    0.00              0.00

M-2                                        0.00             57.68                       M-2                   1,013,003.73
M-2  Carryover Interest                    0.00              0.00
M-2  Writedown Interest                    0.00              0.00

B-1                                        0.00             63.97                       B-1                   1,011,316.77
B-1  Carryover Interest                    0.00              0.00
B-1  Writedown Interest                    0.00              0.00

B-2                                        0.00             59.62                       B-2                   1,466,245.80
B-2  Carryover Interest                    0.00              0.00
B-2  Writedown Interest                    0.00              0.00

X                                    220,768.27                                          X                    4,983,261.54

R                                          0.00                                          R                            0.00

Service Fee                                0.00                                                               2,529,995.18
                           ---------------------                                                      ---------------------

                                     220,768.27                                                               52,175,795.71 (1)
                           =====================                                                      =====================

(1) Pursuant to the applicable pooling and servicing agreement, $2,529,995.18 of the amounts available for distribution on distribution dates during the fiscal year were used to pay servicing fees due the servicer. Consequently, the total amount distributed on the certificates during the fiscal year was $49,645,800.53